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                                                                   Exhibit 21.1

                         THE GREENBRIER COMPANIES, INC.
                              LIST OF SUBSIDIARIES

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                                                                                                           Names Under
                                                                                         State of           Which Does
                                       Name                                            Incorporation         Business
                                       ----                                            -------------         --------
2441001 Nova Scotia Limited                                                            Nova Scotia,            N/A
                                                                                          Canada
Autostack Corporation                                                                       OR                 N/A
Greenbrier-Concarril LLC                                                                    DE                 N/A
Greenbrier de Mexico, S.R.L. de C.V.                                                      Mexico               N/A
Greenbrier Europe B.V.                                                                  Netherlands            N/A
                                                                                                            Greenbrier
Greenbrier Leasing Corporation                                                              DE              Intermodal
Greenbrier Leasing Sp z.o.o.                                                              Poland               N/A
Greenbrier Leasing Limited                                                             Nova Scotia,            N/A
                                                                                          Canada
Greenbrier Leasing Limited Partner, LLC                                                     DE                 N/A
Greenbrier Leasing, LLC                                                                     DE                 N/A
Greenbrier Leasing, L.P.                                                                    DE                 N/A
Greenbrier Logistics, Inc.                                                                  OR                 N/A
Greenbrier Partners, Inc.                                                                   CA                 N/A
Greenbrier Railcar, Inc.                                                                    DE                 N/A
Greenbrier Rental Services, Inc.                                                            CA                 N/A
Greenbrier U.K. Limited                                                               United Kingdom           N/A
Gunderson-Concarril LLC                                                                   Mexico               N/A
Gunderson, Inc.                                                                             OR                 N/A
Gunderson Marine, Inc.                                                                      OR                 N/A
Gunderson Rail Services, Inc.                                                               OR              Gunderson
                                                                                                            Southwest,
                                                                                                            Gunderson
                                                                                                            Northwest,
                                                                                                            Gunderson
                                                                                                             Midwest,
TrentonWorks Limited                                                                   Nova Scotia,            N/A
                                                                                          Canada
WagonySwidnica S.A.                                                                       Poland               N/A

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